SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EMAGIN CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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eMagin Corporation

2013

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

May 17, 2013

at 10:00 a.m. Eastern Time

61 Broadway, 32nd Floor
New York, New York 10006

eMagin Corporation

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 17, 2013

The 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of eMagin Corporation (“eMagin” or the “Company”) will be held at the offices of Sichenzia Ross Friedman Ference LLP at 61 Broadway, New York, New York 10006, on Friday, May 17, 2013, at 10:00 a.m. Eastern  Time, to consider the following proposals:

1.      To elect the eight director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

2.      To approve the eMagin Corporation 2013 Incentive Stock Plan;

3.      To ratify the appointment of McGladrey, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2013;

4.      To conduct an advisory vote on executive compensation;

5.      To act on such other matters as may properly come before the meeting or any adjournment thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTE AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "FOR" Proposals 1 - 4.   A list of all stockholders entitled to vote at the Annual Meeting will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof.   Stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented.

The Company is pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the Company’s costs.

Alternatively, you may wish to provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed Proxy card. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held May 17, 2013. The Proxy Statement and our 2012 Annual Report to Stockholders are available at: http://www.viewproxy.com/emagin/2013.

By Order of the Board of Directors

/s/ Jill J. Wittels
Jill J. Wittels
Chair of the Board of Directors

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

eMagin Corporation
3006 Northup Way
Suite 103
Bellevue, WA 98004

(425) 284-5200

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of eMagin Corporation (“eMagin” or the “Company”) to be voted at the Annual Meeting of Stockholders (“Annual Meeting”) which will be held at the offices of Sichenzia Ross Friedman Ference LLP at 61 Broadway, New York, New York 10006 on Friday, May 17, 2013, at 10:00 a.m. Eastern Time, and at any postponements or adjournments thereof.  The proxy materials will be furnished to stockholders on or about April 1, 2013.  If you require directions to the Annual Meeting please call (212) 930-9700.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy.  Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy.  Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications.  No additional compensation will be paid for any such services.  This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

INTERNET AND ELECTRONIC AVAILABILITY OF PROXY MATERIALS

Under rules adopted by the Securities and Exchange Commission (the “SEC”), the Company is making this Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 available on the Internet instead of mailing a printed copy of these materials to each stockholder. Stockholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how stockholders may access and review all of the important information contained in the materials on the Internet, including how stockholders may submit proxies by telephone or over the Internet.

If you received the Notice by mail and would prefer to receive a printed copy of the Company’s proxy materials, please follow the instructions for requesting printed copies included in the Notice.

RECORD DATE

Stockholders of record at the close of business on March 21, 2013, will be entitled to receive notice of, attend and vote at the meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

eMagin Corporation has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Annual Meeting of Stockholders to be held on May 17, 2013, at 10:00 a.m. local time at 61 Broadway, 32nd Floor, New York, New York 10006. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials on or about April 1, 2013 to all stockholders of record entitled to vote at the Annual Meeting.

What is included in these materials?

These materials include:

•	this Proxy Statement for the Annual Meeting;

•	the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012; and

•	if you requested printed versions of these materials by mail, these materials also include the proxy card or vote instructions for the Annual Meeting.

What is the proxy card?

The proxy card enables you to appoint Andrew Sculley, our Chief Executive Officer, and Paul Campbell, our Chief Financial Officer, as your representatives at the Annual Meeting.  By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card.  This way, your shares will be voted whether or not you attend the Annual Meeting.

What is the purpose of the Annual Meeting?

           At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including (i) the election of eight persons named herein as nominees for directors of the Company, to hold office subject to the provisions of the bylaws of the Company, until  the next annual meeting of stockholders and until their successors are duly elected and qualified, (ii) approval of the eMagin Corporation 2013 Incentive Stock Plan, (iii) ratification of the appointment of  McGladrey, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2013, and (iv) to conduct an advisory vote on executive compensation. In addition, management will report on the performance of the Company during fiscal year 2012 and respond to questions from stockholders.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the number of shares of common stock and Series B Convertible Preferred Stock (on an as-converted basis with the common stock) issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. As of the record date, there are 23,687,196 shares of eMagin common stock and 5,659 shares of Series B Convertible Preferred Stock, convertible into 7,545,333 shares of common stock, issued and outstanding. Each share of Series B Convertible Preferred Stock is entitled to voting rights equal to the number of shares of common stock issuable upon conversion of the Series B Convertible Preferred Stock. Thus, the presence of the holders of common stock and Series B Convertible Preferred Stock (on an as-converted basis with the common stock) representing at least 15,616,265 votes will be required to establish a quorum.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

             Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name.  As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company is sending the Notice to the Company’s stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages you to take advantage of the availability of the proxy materials on the Internet.

What does it mean if I receive more than one Notice?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please follow directions on each Notice to ensure that all of your shares are voted.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

•	view the Company’s proxy materials for the annual meeting on the Internet;

•	request hard copies of the materials; and

•	instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Stockholder of Record

If on March 21, 2013, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Proxy Statement was sent directly to you by the Company.  As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us.  Whether or not you plan to attend the Annual Meeting, if you do not vote over the Internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

             If on March 21, 2013, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Annual Meeting & Proxy statement was forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.  As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.  However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

How do I vote?

Stockholders of Record.   If you are a stockholder of record, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed Proxy Card.

•	By Telephone. You may vote by calling the toll free number found on the Proxy Card.

•	By Mail. You may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

•	In Person. You may attend and vote at the Annual Meeting. The Company will give you a ballot when you arrive.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed Proxy Card.

•	By Telephone. You may vote by proxy by calling the toll free number found on the vote instruction form.

•	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

•	In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares.

Abstentions and broker non-votes

While the inspectors of election will treat shares represented by Proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in any calculation of "votes cast." However, abstentions and "broker non-votes" will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all issued and outstanding shares.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers.  As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal.  A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, the proposed ratification of McGladrey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 is considered a “routine” matter.  Accordingly, brokers are entitled to vote uninstructed shares with respect to this proposal.

What happens if I do not give specific voting instructions?

Stockholders of Record.   If you are a stockholder of record and you:

•	indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors, or

•	sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name.   If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, such as the ratification of McGladrey, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013, but cannot vote on non-routine matters, such as the election of directors.

What are the Board’s recommendations?

            The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•
for election of the eight (8) directors nominated by the Company to hold office subject to the provisions of the Bylaws of the Company, until the next annual meeting of stockholders and until their successors are duly elected and qualified;

•	for ratification of the eMagin Corporation 2013 Incentive Stock Plan; and

•	for ratification of the appointment of McGladrey, LLP as the Company’s independent auditors for fiscal year 2013; and

•	for approval of executive compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in this Proxy Statement’s Summary Compensation Table,

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock or Series B Convertible Preferred Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

How Are Proxy materials delivered to households?

Only one copy of the Company's 10-K for the fiscal year ending December 31, 2012 and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the Company's 10-K for the fiscal year ending December 31, 2012 and this Proxy Statement upon such request.  If you share an address with at least one other stockholder, currently receive one copy of our Annual Report and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to eMagin Corporation, 3006 Northup Way, Suite 103, Bellevue, WA 98004; Attention: Corporate Secretary.

Interest of Officers and Directors in Matters to Be Acted Upon

Except for the election to our Board of the eight nominees set forth herein, none of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

How much stock is owned by 5% stockholders, directors, and executive officers?

The  following table sets forth the number of shares known to be beneficially owned by all persons who own at least 5% of eMagin's outstanding common stock, the Company's directors, the executive officers, and the directors and executive officers as a group as of March 21, 2013, unless otherwise noted. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

	Common Stock Beneficially Owned**	Percentage of Common
Name of Beneficial Owner		Stock **
Stillwater Holdings LLC (f/k/a Stillwater LLC) (1)	12,631,492	35.13%
Ginola Limited (2)	4.540.694	12.63%
Rainbow Gate Corporation (3)	1,720,658	4.79%
Paul Cronson (4)	585,299	1.63%
Andrew G. Sculley (5)	424,907	1.18%
Irwin Engelman (6)	380,979	1.06%
Claude Charles (7)	358,678	1.0%
Stephen Seay (8)	318,703	*
Paul Campbell (9)	211,130	*
Jill J. Wittels (10)	161,632	*
Leslie G. Polgar (11)	115,903	*
Amalkumar Ghosh (12)	108,185	*
Olivier Prache (13)	88,993	*
Jerome Carollo (14)	70,667	*
Christopher Brody (15)	30,221	*
All executive officers and directors as a group (consisting of 12 individuals) (16)		7.94%
*Less than 1% of the outstanding common stock

** Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants, or preferred shares exercisable or convertible within 60 days of March 21, 2013 are deemed outstanding for computing the percentage of the person holding such option or warrant.  Percentages are based on a total of 35,957,791 shares: 23,687,196 shares of common stock outstanding on March 21, 2013 and 12,270,595 shares issuable upon the exercise of options, warrants exercisable and preferred shares convertible on or within 60 days of March 21, 2013, as described below.

(1) This figure represents: (i) 5,316,826 shares of common stock owned by Stillwater Holdings LLC (f/k/a Stillwater LLC), which includes 4,250,000 shares of common stock placed with Flat Creek Fiduciary Management LLC as trustee of a trust for the benefit of minor beneficiaries of the sole member of Stillwater Holdings LLC, in which the sole member of Stillwater Holdings LLC has investment control, and 783,325 shares of common stock owned by Rainbow Gate Corporation of which the sole member of Stillwater Holdings LLC is the investment manager; (ii) warrants held by Stillwater Holdings LLC to purchase 1,000,000 shares of common stock and (iii) 6,314,666 shares of common stock underlying convertible preferred shares which includes 937,333 shares of common stock underlying convertible preferred shares held by Rainbow Gate Corporation of which the sole member of Stillwater Holdings LLC is the investment manager. Mortimer D. A. Sackler exercises the sole voting power with respect to the shares held in the name of Stillwater Holdings LLC as sole member, Mortimer D. A. Sackler exercises the sole voting power with respect to the shares held in the name of Rainbow Gate Corporation as investment manager, and Mortimer D.A. Sackler has investment control with respect to the shares held in the name of Flat Creek Fiduciary Management LLC, as trustee; therefore Stillwater Holdings LLC is deemed to beneficially own the shares held by Rainbow Gate Corporation and Flat Creek Fiduciary Management LLC, as trustee, as “beneficially owned”.

(2) This figure represents: (i) 2,532,694 shares of common stock owned by Ginola Limited, which include: 783,325 shares of common stock held indirectly by Rainbow Gate Corporation; 78,478 shares of common stock owned by Mount Union Corp.; 57,372 shares of common stock owned by Chelsea Trust Company Limited, as trustee (Ginola Limited disclaims beneficial ownership of the shares owned by Rainbow Gate Corporation, Mount Union Corp. and Chelsea Trust Company Limited, as trustee); and 372,972 shares of common stock owned by Crestflower Corporation, in which the sole shareholder of Crestflower Corporation is Ginola Limited (Ginola Limited disclaims beneficial ownership of the shares owned by Crestflower Corporation except to the extent of its pecuniary interest therein); and (ii) 2,008,000 shares of common stock underlying convertible preferred shares, which includes 937,333 shares of common stock underlying convertible preferred shares held by Rainbow Gate Corporation. Stillwater Holdings LLC (f/k/a Stillwater LLC) and Ginola Limited are beneficially owned by separate parties and therefore do not exert voting control over one another. However, Stillwater LLC does include the shares held by Rainbow Gate Corporation as “beneficially owned” since the sole member of Stillwater Holdings LLC is investment manager and sole director of Rainbow Gate Corporation and exerts voting control over such shares but Stillwater Holdings LLC disclaims beneficial ownership of such shares. Jonathan White, Philip Le Cornu and Joerg Fischer exercise the shared voting power with respect to the shares held in the name of Mount Union Corp. Stuart Baker, Joerg Fischer, Charles Lubar, Christopher Mitchell, Leslie Schreyer and Jonathan White exercise the shared voting power with respect to the shares held in the name of Chelsea Trust Company Limited.  Jonathan White, Joerg Fischer, Philip Le Cornu and Steven Meiklejohn exercise the shared voting power with respect to the shares held in the name of Crestflower Corporation.  Jonathan White, Joerg Fischer  and Philip Le Cornuare the directors of Ginola Limited and exercise the shared voting power with respect to the shares held in the name of Ginola Limited.

(3) This figure represents (1) 783,325 shares of common stock owned by Rainbow Gate Corporation; and (ii) 937,333 shares of common stock underlying convertible preferred shares. Mortimer D. A. Sackler exercises the sole voting power with respect to the shares held in the name of Rainbow Gate Corporation.

(4) This figure represents 168,471 shares of common stock owned by Mr. Cronson, 256,828 shares of common stock underlying options, and 160,000 shares of common stock underlying convertible preferred shares held directly and indirectly by Paul Cronson. This includes (i) 13,294 shares of common stock held indirectly by a family member of Paul Cronson; and (ii) 155,177 shares of common stock and 160,000 shares of common stock underlying convertible preferred shares held indirectly by Navacorp III, LLC. Mr. Cronson exercises the sole voting power with respect to the shares held in the name of Navacorp III, LLC.

(5) This figure represents shares underlying options.

(6) This figure represents shares underlying options.

(7) This figure represents 3,250 shares of common stock owned by Claude Charles and 355,428 shares underlying options.

(8) This figure represents shares underlying options.

(9) This figure represents shares underlying options.

(10) This figure represents shares underlying options.

(11) This figure represents shares underlying options.

(12) This figure represents 1,475 shares of common stock owned by Amalkumar Ghosh and 106,710 shares underlying options.

(13) This figure represents 181 shares of common stock owned by Olivier Prache and 88,812 shares underlying options.

(14) This figure represents shares underlying options.

(15) This figure represents shares underlying options.

(16) This figure represents:  (i) 173,377 shares; (ii) 160,000 shares of common stock underlying convertible preferred shares; and (iii) 2,521,919 shares of common stock issuable upon exercise of stock options.

There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

INFORMATION ABOUT THE BOARD OF DIRECTORS

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer and other key executives, visits to the Company’s facilities, by reading the reports and other materials that we send them and by participating in Board and committee meetings. Each director’s term will continue until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Biographical information about our directors is provided in “Item 1 - Proposal for the Election of Eight Directors” on page 23. Except as set forth in this Proxy Statement, none of our directors held directorships in other reporting companies and registered investment companies at any time during the past five years.

Our Board currently consists of eight persons and all of them have been nominated by the Company to stand for election.

Name	Age	Position
Claude Charles (1)(2*)(3)	76	Director
Paul Cronson (2)	56	Director
Irwin Engelman (1*)	78	Director
Dr. Leslie G. Polgar (3)(4*)	69	Director
Andrew G. Sculley	62	Chief Executive Officer, President, and Director
Brig. General Stephen Seay (U.S. Army Ret.) (1)(2)(3*)(4)	66	Director
Dr. Jill J. Wittels (4)	63	Director, Chair of the Board
Christopher Brody (2)(3)	44	Director

(1)	Audit Committee
(2)	Governance & Nominating Committee
(3)	Compensation Committee
(4)	Strategy Committee

* Committee Chair

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our directors has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•
Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•
Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•
Been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any director of the Company is a party adverse to the Company or has a material interest adverse to the Company.

How often did the Board meet during fiscal 2012?

During 2012, the Board of Directors held 13 meetings.  Each director attended no fewer than 88% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees on which such director served. The Board also approved certain actions by unanimous written consent.

What committees has the Board established?

The Board of Directors has standing Audit, Compensation, Strategy and Governance and Nominating Committees.  Information concerning the function of each Board committee follows.

Audit Committee

The Audit Committee is responsible for overseeing management’s implementation of effective internal accounting and financial controls, supervising matters relating to audit functions, reviewing and setting internal policies and procedures regarding audits, accounting and other financial controls, reviewing the results of our audit performed by the independent public accountants, and evaluating and selecting the independent public accountants. The Audit Committee has adopted an Audit Committee Charter, which is posted on our Corporate Governance landing page, under the tab labeled “Investors” on our website at http://www.emagin.com.  The current members of the Audit Committee are Irwin Engelman (Chairman), Claude Charles and Stephen Seay. The Board has determined that Mr. Engelman is an “audit committee financial expert” as defined by the SEC.  During 2012, the Audit Committee held 4 meetings in person or through conference calls.

Compensation Committee

The Compensation Committee determines matters pertaining to the compensation of our executive officers and outside directors, and administers our stock option and incentive compensation plans. The Compensation Committee has adopted a Charter, which is posted on our Corporate Governance landing page, under the tab labeled “Investors” on our website at http://www.emagin.com. The current members of the Compensation Committee are Stephen Seay (Chairman), Claude Charles, Leslie Polgar and Christopher Brody.  During 2012, the Compensation Committee held 6 meetings in person or through conference calls.

Governance and Nominating Committee

The Governance and Nominating Committee is responsible for considering potential Board members, nominating Directors for election to the Board, implementing the Company’s corporate governance policies, and for all other purposes outlined in the Governance and Nominating Committee Charter, which is posted which is posted on our Corporate Governance landing page, under the tab labeled “Investors” on our website at http://www.emagin.com.  The current members of the Governance and Nominating Committee are Claude Charles (Chairman), Paul Cronson, Stephen Seay and Christopher Brody. During 2012, the Governance and Nominating Committee held 5 meetings in person or through conference calls.

Strategy Committee

The primary purpose of the Strategy Committee is to be responsible to the Board of Directors for the oversight of the Company’s Strategic Plan. The Strategy Committee will maintain an on-going, cooperative, interactive strategic planning process with the Company's executive management, including the identification, setting and maintenance of strategic goals and expectations as well as the review of potential acquisitions, joint ventures, and strategic alliances. The Strategy Committee held 11 meetings in person or through conference calls.  Its current members are Leslie Polgar (Chairman), Jill Wittels and Stephen Seay.

Nomination of Directors

As provided in its charter, the Governance and Nominating Committee is responsible for identifying individuals qualified to become directors. The Governance and Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Governance and Nominating Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chair of the Board, and (5) third parties such as service providers. In evaluating potential candidates for director, the Governance and Nominating Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;
•	the ability to exercise sound judgment;
•	the ability to make independent analytical inquiries;
•	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and
•	the appropriate and relevant business experience and acumen.

The Governance and Nominating Committee will consider nominees recommended by stockholders if such recommendations are made in writing to the committee. The Governance and Nominating Committee does not plan to change the manner in which the committee evaluates nominees for election as a director based on whether the nominee has been recommended by a stockholder or otherwise.

The Governance and Nominating Committee does not have a formal policy relating to diversity among directors. In considering new nominees and whether to re-nominate existing members of the Board, the committee seeks to achieve a Board with strengths in its collective knowledge and a broad diversity of perspectives, skills and business and professional experience. Among other items, the committee looks for a range of experience in strategic planning, sales, finance, executive leadership, industry and similar attributes.

At least a majority of the directors on the Board must be independent directors as defined in the rules of the NYSE MKT LLC.

Board Leadership Structure and Role in Risk Oversight

The Company has separated the positions of Chair of the Board of Directors and Chief Executive Officer. Given the demanding nature of these positions, the Board believes it is appropriate to separate the positions of Chair and Chief Executive Officer.  Our Chair presides over all meetings of the Board of Directors, including executive sessions of the independent directors, which are held at each Board meeting.  She briefs the Chief Executive Officer on issues arising in executive sessions and communicates frequently with him on matters of importance. She has responsibility for shaping the Board’s agendas and consults with all directors to ensure that the board agendas and board materials provide the Board with the information needed to fulfill its responsibilities.  From time to time she may also represent the Company in interactions with external stakeholders, at the discretion of the Board.

The Board of Directors has determined that each of our current directors, except for Mr. Sculley, is an “independent director” as that term is defined in the listing standards of the NYSE MKT LLC.  The Board of Directors has also determined that each member of the Audit Committee, Compensation Committee and Governance and Nominating Committee meets the independence standards applicable to those committees prescribed by the NYSE MKT LLC and the SEC.  In making this decision, the Board considered all relationships between the Company and the directors, including Dr. Wittels' role as (and compensation related to) a consultant to the Company from April through July of 2011. The Board determined each such relationship, and the aggregate of such relationships, to be immaterial to the applicable director’s ability to exercise independent judgment.

Our Board has overall responsibility for risk oversight. The oversight is conducted primarily through committees of the Board of Directors, as disclosed in each of the descriptions of each of the committees above and in the charters of each of the committees, but the full Board of Directors has retained responsibility for general oversight of risks.

Stockholder Communications

Stockholders requesting communication with directors can do so by writing to eMagin Corporation, c/o Corporate Secretary, 3006 Northup Way, Suite 103, Bellevue, WA 98004, or emailing to pcampbell@emagin.com.  At this time we do not screen communications received and would forward any requests directly to the named director. If no director was named in a general inquiry, the Secretary would contact either the Chair of the Board of Directors or the chairman of a particular committee, as appropriate. We do not provide the physical address, email address, or phone numbers of directors to outside parties without a Director’s permission.

Code of Ethics and Business Conduct

We have adopted a Code of Ethics and Business Conduct that applies to all of our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer and principal accounting officer. The Code of Ethics and Business Conduct is posted on our website at http://www.emagin.com.

COMPENSATION OF DIRECTORS

The following table sets forth with respect to the named director, compensation information inclusive of equity awards and payments made in the year ended December 31, 2012.

Name	Fees earned or paid in cash($)	Option awards($) (1)	Total($)
Claude Charles	40,000	65,000	105,000
Paul Cronson	40,000	65,000	105,000
Irwin Engelman	45,000	65,000	110,000
Leslie Polgar	40,000	65,000	105,000
Stephen Seay	40,000	65,000	105,000
Jill J. Wittels	70,000	204,150	274,150
Christopher Brody	22,637	37,918	60,555

(1)  Please see Note 10 to our financial statements for the year ended December 31, 2012, included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

Fees Earned or Paid in Cash

Board Retainer.  Each Non-Employee Director, except the Chair and Christopher Brody, received an annual cash retainer of $40,000 for his service as a member of the Board of Directors.  On June 7, 2012, Christopher Brody became a board member and received a prorated cash retainer of $22,637.  The Audit Committee chair received an annual retainer of $5,000.

Meeting Fees.  None.

Option Awards

Each Non-Employee Director, except the Chair and Christopher Brody, received equity compensation in the form of  stock option grants valued at $ 65,000.  Christopher Brody received equity compensation in the form of stock option grants valued at $37,918, prorated based on the date he became a board member.

Chair of the Board

The Chair received an annual cash retainer of $70,000 and equity compensation in the form of stock option grants valued at $204,150.

2013 Non-Employee Director Compensation

On November 13, 2012, following analysis and discussion of information provided by our compensation consultant as discussed in the “Compensation Discussion and Analysis” section, the Compensation Committee approved the following 2013 compensation for Non-Employee Directors, excluding the Chair:

-	Annual Cash Retainer of $40,000
-	Stock Option grant valued at $65,000
-	No meeting fees

The Chair will receive an annual cash retainer of $70,000 and  stock option grant valued at $113,750.  The Chairman of the Audit Committee will receive an annual cash retainer of $5,000.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of our Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and managing our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee reviewed and discussed our audited financial statements for the year ended December 31, 2012 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2012.

Respectfully submitted by the Audit Committee,

Irwin Engelman, Chairman
Claude Charles
Brig. Gen. Stephen M. Seay (U.S. Army, Ret.)

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

INFORMATION ABOUT THE EXECUTIVE OFFICERS

The executive officers are elected annually by our Board of Directors and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers. The current executive officers of the Company are as follows:

Name	Age	Position
Andrew G. Sculley	62	Chief Executive Officer and President
Paul Campbell	57	Chief Financial Officer and Treasurer
Jerome Carollo	61	Senior Vice President, Business Development
Amalkumar Ghosh	58	Senior Vice President, Research and Development
Olivier Prache	53	Senior Vice President, Product Development

The following includes the principal occupations for the past five years (and, in some instances, for prior years) of each of our executive officers:

Andrew G. Sculley became the Company’s Chief Executive Officer and President on June 1, 2008 and was appointed to the Board of Directors on November 2, 2009.  Mr. Sculley served as the General Manager of Kodak’s OLED systems Business Unit and Vice President of Kodak’s Display Business from 2004 to 2008. From 2003 to 2006, he served on the Board of Directors of SK Display, a joint venture between Sanyo and Kodak. From 1996 to 2001 Mr. Sculley served as the Manager of Operations, CFO and member of the Board of Directors of Kodak Japan Ltd., where he managed Distribution, Information Technologies, Legal, Purchasing and Finance. Previously, he held positions in strategic planning and finance in Eastman Kodak Company.  Mr. Sculley holds an MBA from Carnegie-Mellon University and an M.S. in physics from Cornell University. He attended Harvard University’s International Senior Management Program while an executive at Kodak.

Paul Campbell became the Company’s Chief Financial Officer and Treasurer as of May 8, 2009.  Prior to this date, he had served as the Company’s Interim Chief Financial Officer since April 15, 2008.  He served as Interim Corporate Secretary from September, 2010 to February, 2011. Mr. Campbell is a partner with Tatum, LLC (“Tatum”), an executive services firm, since November 2007.  Mr. Campbell served as the Chief Financial Officer of four public companies, including Checkers Drive-In Restaurants, Inc, which until 2006 was traded on the Nasdaq and Famous Dave’s of America, Inc., which is currently trading on the Nasdaq.  Mr. Campbell also served as Chief Financial Officer of Sonus Corporation, a medical device retailer, and from May 2007 through October 2007 he served as Chief Financial Officer of Organic To Go, Inc., an emerging publicly-held food company.  From 2001 through April 2007, Mr. Campbell owned and operated Campbell Capital, LLC, a consulting and investment firm in Seattle, Washington providing strategic planning and financing services to small businesses.  Mr. Campbell received his MBA from Pepperdine University and his B.A. degree in Business Economics from the University of California at Santa Barbara.

Jerome T. Carollo has served as the Senior Vice President of Business Development since March 15, 2011.  He joined eMagin from Intevac Vision Systems where he held the positions of Vice President/General Manager and Vice President of Strategic Planning and Business Development since 2007. He was responsible for developing the domestic and international business strategy for Intevac’s digital night vision systems, sensors, and helmet mounted and eyewear displays. From 2006 to 2007, he was the President and CEO of Creative Display Systems, a company he co-founded to provide innovative microdisplay and optical systems for both commercial and military markets, which he then sold to Intevac. Prior to this, Mr. Carollo held positions of increasing responsibility in the optical and display business including positions with Rockwell Collins Optronics and Kaiser Electro-Optics.  Mr. Carollo holds a B.S. degree in Physics from the State University of New York and an M.S. in Optics from the University of Rochester's Institute of Optics.

Dr. Amalkumar Ghosh was appointed Senior Vice President of Research and Development in April 2009, after serving as Vice President of OLED Research and Development at the Company since 2005. He is responsible for new microdisplay technology development, government programs, intellectual property and manufacturing process engineering.  Dr. Ghosh has more than twenty five years of industrial research and development experience.  From 2002 to 2005 he was employed by Eastman Kodak Company where he focused on OLED display technology.  From 1995 to 2002 he was employed by the Company.  From 1985 to 1995 he was employed by IBM Corporation where he was involved with semiconductor and LCD display technologies. He has numerous publications and patents to his credit and has been recognized as a leader by the Society for Information Display.  He earned a Ph.D. degree in Physics from Massachusetts Institute of Technology in 1985.

Olivier Prache was appointed Senior Vice President, Product Development in September 2012.  He served as Senior Vice President of Display Operations and Development from 2005 to 2012, after overseeing microdisplay product development by the Company since 1995, when he joined the Company's predecessor, FED Corporation.  He was employed by Philips-LCOS from 2002 until 2004, when he rejoined the Company.   His current responsibilities encompass managing OLED manufacturing and product development.  Prior to joining the Company's predecessor in 1995, he worked for Pixtech in France and OIS Optical Imaging Systems in Troy, Michigan. He received his Diplôme d'Ingénieur from E.N.S.E.R.G., in Grenoble France in 1983. Mr. Prache has published numerous papers and holds several patents related to the design of OLED-on-silicon microdisplays.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our executives has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•
Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•
Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•
Been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any executive of the Company is a party adverse to the Company or has a material interest adverse to the Company.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

In 2012, we achieved a number of milestones while navigating through a challenging environment with increased competition while working to bring up our new OLED deposition machine.  We achieved solid results in 2012.  We secured new R&D contracts, won new programs and new customers on the display side and continued to develop key new displays and technologies. The work on the new OLED deposition machine, which will help to significantly increase capacity, was challenging as several repairs had to be made after it was put into production.  At the same time, while our revenues increased over 2011, operating income declined from 2011.  As a result of not achieving all of our goals, the size of the bonus pool decreased from 2011and our named executive officers earned smaller incentive payments in 2012 than in 2011.   The exercise price of stock option awards granted in 2012 was generally below the market price of our common stock by the end of 2012 and the value of executive stock holdings decreased overall.  In 2011, the Compensation Committee engaged a compensation consultant to assist in reviewing and adjusting the compensation programs for the executive officers and the directors, as well as certain company-wide programs.  We made some changes to our compensation policies, including changes to director compensation, the reduction of the percentage of executives’ salary bonus potential, adoption of a clawback policy, the decision to contribute to the Company’s 401(k) plan or to grant company-wide options in 2013.  The Company committed to cap stock option grants at 4.5% of outstanding shares annually. The Compensation Committee continues to review the Company’s incentive plans and employment arrangements to ensure that pay is aligned with performance.

Executive Compensation Objectives

The objectives of our compensation program are as follows:

•	Attract, hire and retain well-qualified executives.

•	Reward performance that drives substantial increases in shareholder value, as evidenced through both future operating profits and increased market price of our common shares.

Compensation Setting Process

Role of Compensation Committee. The role of the Compensation Committee is to oversee the Company’s executive compensation strategy, oversee the administration of its executive compensation and its equity based compensation plans, review and approve the compensation of the Company’s CEO, and oversee the Company’s compensation plan for the Board of Directors.  The Compensation Committee is comprised exclusively of independent outside directors and includes members with executive level experience in other companies who bring a perspective of reasonableness to compensation matters with our Company. In addition, the Compensation Committee compares executive compensation practices of similar companies at similar stages of development.

Role of Compensation Consultant. The Compensation Committee has the authority to engage its own advisors to assist in carrying out its responsibilities.  In October 2011, the Compensation Committee engaged Towers Watson, a global professional services company with strong compensation and awards expertise, to provide a share usage analysis, in part so that the Compensation Committee had information to better understand issues raised by stockholders voicing concerns on the proposed 2011 Incentive Stock Plan.   Then, in December of 2011, the Compensation Committee again engaged Towers Watson to assist in the identification and selection of peer companies for purposes of comparing compensation practices, to provide guidance regarding the amount and types of compensation that we provide to our executives and board of directors, and other compensation-related matters.  Towers Watson reports directly to the Compensation Committee and provides no services to management, although Towers Watson meets with members of management for the purpose of gathering information.  Towers Watson provided its analysis of board and executive compensation to the Compensation Committee in March 2012.  The Compensation Committee anticipates continuing to improve our compensation program through implementation of agreed upon policies going forward.

Role of Management.  In setting compensation for 2012, our CEO worked closely with the Compensation Committee and attended its meetings of the Compensation Committee.  Our CEO made recommendations to the Compensation Committee regarding compensation of our executive officers other than him.  No executive officer participated directly in the final deliberations regarding his or her own compensation package.

Use of Comparative Market Data. The Compensation Committee approved a benchmark peer group of companies based on the analysis and advice of Towers Watson in January of 2012.  The companies were selected as peers based on their being in a similar industry, primarily manufacturers of electronic components or electronic equipment and instruments, and of a generally similar size, based mainly on revenue.  Our peer group consists of the following 17 companies:

Advanced Photonix Inc.	Microvision Inc.
Clearfield, Inc.	NVE Corporation
Digital Ally Inc.	Photonic Products Group Inc.
Intricon Corp.	RF Monolitics Inc.
Kopin Corp.	Solar Power, Inc.
LightPath Technologies Inc.	Supertex Inc.
LRAD Corporation	The LGL Group, Inc.
Micronetics Inc.	Universal Display Corp.
Micropac Industries Inc.

The peer group was established after Mr. Sculley’s new employment contract was entered into in June of 2011, but the Compensation Committee compared the total direct compensation of the Company’s executive officers with the total direct compensation paid to the top executive officers at the companies in the peer group, as well as to compensation levels revealed in survey data provided by Towers Watson, for purposes of establishing 2012 salaries for executives other than Mr. Sculley. The Compensation Committee set Mr. Sculley’s base salary under his new employment contract at $384,000, which represents a 20% increase over the salary of $320,000 that he had been earning since mid-2009. The Compensation Committee evaluated Mr. Sculley’s performance prior to the Company entering into the new employment contract and recognized his achievements since joining the Company as CEO in 2008 and the progress made. These achievements were documented in the 2012 proxy statement.

Mr. Campbell’s employment contract expired in May, 2012 and a new employment contract was executed. The Compensation Committee set Mr. Campbell’s base salary under his new employment contract at $318,000, which represents a 3.9% increase over the salary of $306,000 that he had been earning since 2011. The Compensation Committee evaluated Mr. Campbell’s performance prior to the Company entering into the new employment contract and recognized his achievements since joining the Company as CFO in 2008 and the progress made. During his four year tenure from 2008 to 2012, the Company’s stock price had increased from a low of $0.37 to a high of $9.50. Mr. Campbell had arranged gravely needed financing in August, 2008 allowing the Company to continue operations. In December 2008, he was instrumental in completing a financing to pay off the Company’s $6 million of toxic debt. The remaining revolving debt was paid off in 2009. Mr. Campbell helped manage the Company’s results and qualified the Company to improve its listing from the OTC market to list its stock on a major exchange, the NYSE Market.   The Compensation Committee reviewed CFO salaries of companies that they identified as comparable, based on their being competitive firms or in similar industries and of generally the same size, measured both in revenue and market capitalization as of early 2011.  In setting Mr. Campbell’s compensation the Committee considered compensation levels for CFOs of the following companies: QuikLogic Corporation, RAE Systems, Lime Energy, Co., Microvision, RadiSys Corporation, Spectrum Control, Herley Industries, Kopin Corporation and Planar Systems, Inc. Additional information on Mr. Campbell’s employment agreement is described below in the “Employments Agreement” section.

Elements of Executive Compensation

The compensation level of our executives generally reflects their level of experience and is designed to provide an incentive to positively affect our future operating performance and shareholder value.

Salary. Base salary is the primary fixed element in the Company’s compensation program and is intended to provide an element of certainty and security to the Company’s executive officers on an ongoing basis.  Most of the executive officers have employment agreements with the Company and their initial salaries are set by contract. Messrs. Prache and Ghosh, the two executive officers who have been employed the longest, do not have contracts.  The Compensation Committee is currently assessing the desirability of continuing to enter into employment contracts with executives.  Salaries are based on the executive’s level of experience, specialty and responsibility. Executive salaries are reviewed on an annual basis by the Compensation Committee. Any increases in salary are based on an evaluation of the individual’s performance, level of responsibility and, when such information is available, the level of pay compared to the salaries paid to persons in similar positions in the Company’s peer group or as shown in survey data.

In 2012, the base salaries of our executive officers were modestly increased over the prior year.   The increases were primarily merit based and intended to reward our executive officers for their overall performance on behalf of the Company in 2011.

Equity. Part of the compensation paid to our executives is in the form of equity, which to date has been exclusively through stock option grants. The stock option exercise price is generally the fair market value of the stock on the date of grant. Therefore, a gain is only recognized if the value of the stock increases, which promotes a long term alignment between the interests of the Company’s executives and its stockholders.  In 2012, the Compensation Committee determined future stock option grants would be more modest and the aforementioned 4.5% cap on stock options would continue indefinitely. In 2013, for the first time in several years, the Company will not award all employees annual stock option grants.

The Compensation Committee approves all option grants with input and recommendations from the Chief Executive Officer, with the exception that the Chief Executive Officer and Chief Financial Officer have been delegated authority to approve initial grants made to newly hired employees. New employees typically receive a stock option grant when hired in order to immediately align their interests with the new company and are eligible for additional option grants going forward.

In 2012, significant option grants were made to Mr. Campbell, in connection with his new employment contract.  Smaller grants were made to the other named executive officers reflected in the grant to all employees which in 2012 the Compensation Committee set at 5.7% of salary based on Company performance in 2011.

Bonus. The executive officers’ cash incentive awards are tied to achieving performance metrics established by the Compensation Committee at the beginning of each year, with input from the Chief Executive Officer, which are not re-set during the year, regardless of Company performance or economic conditions.  The program creates incentive for the executive officers to direct their efforts toward achieving specified company goals and individual goals. To measure our 2012 performance, the Compensation Committee established goals related to the Company’s financial performance and attainment of strategic milestones and approved individual goals for executives.  In 2012, we fell short of reaching the Company’s financial performance goals.  Other strategic milestones related to the development of certain technologies and attaining certain production milestones and certain individual milestones were achieved.  The program was funded by establishing a pool based on a percentage of annual EBITDA, which was then adjusted by an overall company performance modifier based on company performance to reach the final bonus pool.  The individual goal attainment resulted in a score for each executive and a percentage of their potential bonus was derived.  Potential bonus is based on a certain percentage of salary for each level within the Company.  The sum of the individual executive bonus results and the bonuses earned by all other employees resulted in a 2012 bonus total of $340,000, of which $131,000 was earned by named executive officers.

Anti-Hedging Policy

Our insider trading policy prohibits directors and employees from engaging in short-term or speculative transactions such as trading in eMagin stock on a short-term basis, purchasing eMagin stock on the margin or engaging in short sales.

Clawback Policy

Our Clawback Policy provides that the Company will seek to recover, under the direction of the Compensation Committee, any compensation paid to an executive officer of the Company which is subject to recovery under any law, government regulation or stock exchange listing requirement, through such deductions or clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee has been an officer or employee of eMagin during years ending December 31, 2010, 2011 and 2012.  In addition, during the most recent fiscal year, no eMagin executive officer served on the Compensation Committee (or equivalent), or the Board, of another entity whose executive officer(s) served on our Compensation Committee or Board.

Compensation Committee Report of Executive Compensation

The Committee has reviewed the Compensation Discussion and Analysis and discussed that analysis with management.  Based on its review and discussions with management, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in eMagin’s 10-K for the fiscal year ending December 31, 2012. This report is provided by the following independent directors, who comprise the Committee:

Stephen M. Seay (Chairman)
Leslie Polgar
Claude Charles
Christopher Brody

Summary Compensation Table

The following table sets forth information regarding compensation paid to our principal executive officer, principal financial officer, and our other three highest paid executive officers.

	Year	Salary	Option awards (1)	Non-equity incentive plan compensation	Total
Name and principal position		($)	($)	($)	($)
Andrew G. Sculley, President and Chief Executive Officer	2012	384,000	43,054	54,000	481,054
	2011	358,564	526,097	63,000	947,661
	2010	321,231	29,795	137,000	488,026

Paul Campbell, Chief Financial Officer and Treasurer	2012	313,038	239,268	26,000	578,306
	2011	304,993	103,144	44,000	452,137
	2010	283,085	26,256	106,000	415,341

Olivier Prache, SVP, Product Development (2)	2012	280,199	31,312	15,000	326,511
	2011	280,366	471,195	29,000	780,561

Amalkumar Ghosh, SVP, Research and Development (2)	2012	279,622	29,355	17,000	325,977
	2011	265,747	466,236	27,000	758,983

Jerome Carollo, SVP, Business Development	2012	270,000	23,484	19,000	312,484
	2011	207,692	331,100	22,000	560,792

(1)
The amounts in this column represent the fair value of option awards to the named executive officer as computed on the date of the option grants using the Black-Scholes option-pricing model. Please see Note 10 to our financial statements for the year ended December 31, 2012, included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

(2)
On May 11, 2011, the Board of Directors determined that Mr. Prache and Mr. Ghosh were executive officers under Section 16 of the Exchange Act.  The compensation shown represents compensation earned for the entire year.

Grants of Plan-Based Awards
Grants of Plan-Based Awards

The following table sets forth information regarding stock option awards to our named executive officers under our stock option plans for the year ended December 31, 2012 as follows:

Name	Grant Date	Approval Date (1)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Options Awards ($/Sh)	Total Grant Date Fair Value ($)
Andrew G. Sculley	March 13, 2012		22,000	3.59	43,054
Paul Campbell	March 13, 2012		17,000	3.59	33,269
	May 8, 2012		56,853	3.02	82,399
	December 31, 2012	May 8, 2012	70,172	3.57	123,600
Olivier Prache	March 13, 2012		16,000	3.59	31,312
Amalkumar Ghosh	March 13, 2012		15,000	3.59	29,355
Jerome Carollo	March 13, 2012		12,000	3.59	23,484
Susan Taylor (2)	March 13, 2012		9,000	3.59	17,613

(1)	The Compensation Committee took action to grant awards on the grant dates shown, except that the grant to Mr. Campbell was approved in conjunction with approval of his employment agreement.

(2)	Effective December 25, 2012, Ms. Taylor resigned as Senior Vice President, General Counsel and Corporate Secretary.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to the outstanding equity awards of our principal executive officer and principal financial officer during 2012, and each person who served as an executive officer of eMagin Corporation as of December 31, 2012.

	Option awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity incentive plan awards: Number of securities underlying unexercised options (#)	Options exercise price ($)	Option expiration Date
Andrew G. Sculley	309,800		309,800	0.81	June 2, 2015
	25,796		25,796	1.94	March 3, 2017
	9,600	19,200	28,800	7.79	March 15, 2016
	62,778	125,555	188,333	4.03	November 3, 2018
		22,000	22,000	3.59	March 13, 2017

Paul Campbell	107,604		107,604	1.09	May 8, 2014
	22,733		22,733	1.94	March 3, 2017
	9,137	18,273	27,410	7.79	March 15, 2016
		17,000	17,000	3.59	March 13, 2017
	56,853		56,853	3.02	May 8, 2017
		70,172	70,172	3.57	December 31, 2017

Olivier Prache	33,333	66,667	100,000	7.79	March 15, 2016
	8,406	16,812	25,218	7.79	March 15, 2016
		16,000	16,000	3.59	March 13, 2017

Amalkumar Ghosh	136		136	0.98	May 5, 2014
	18,974		18,974	1.94	March 3, 2017
	33,333	66,667	100,000	7.79	March 15, 2016
	7,967	15,933	23,900	7.79	March 15, 2016
		15,000	15,000	3.59	March 13, 2017

Jerome Carollo	33,333	66,667	100,000	6.89	March 21, 2016
		12,000	12,000	3.59	March 13, 2017

Option Exercises and Stock Vested

The following table sets forth information regarding stock option exercises by our named executive officers for the year ended December 31, 2012 as follows:

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Andrew G. Sculley	-	-	-	-
Paul Campbell	30,000	91,317	-	-
Olivier Prache	27,866	72,467	-	-
Amalkumar Ghosh	16,000	55,541	-	-
Jerome Carollo	-	-	-	-
Susan Taylor (1)	-	-	-	-

(1)	Effective December 25, 2012, Ms. Taylor resigned as Senior Vice President, General Counsel and Corporate Secretary.

Pension Benefits

eMagin does not have any plan which provides for payments or other benefits at, following, or in connection with retirement.

Non-qualified Deferred Compensation

eMagin does not have any defined contribution or other plan which provides for the deferral of compensation on a basis that is not tax-qualified.

Employment Agreements

Effective as of May 8, 2012, the Company and Paul Campbell entered into an executive employment agreement (the “Employment Agreement”) pursuant to which Mr. Campbell will continue serving as the Company’s Chief Financial Officer and Treasurer until December 31, 2013 unless the contract is terminated sooner pursuant to its terms.  Under the Employment Agreement, Mr. Campbell is paid an annual base salary of $318,000 and received stock options valued at $82,400 on May 8, 2012 and $123,600 on December 31, 2012. Pursuant to the employment agreement, Mr. Campbell’s employment may be terminated by the Company with or without cause and he may terminate his employment for Good Reason (as defined in the agreement), among other reasons.  If Mr. Campbell’s employment is terminated without cause or if he terminates it for Good Reason, then Mr. Campbell, at the Company’s sole discretion, shall be entitled to the lesser of (i) the total amount of his base salary that remains unpaid under the employment agreement, which shall be paid monthly or (ii) monthly salary payments for twelve (12) months, based on his monthly rate of base salary at the date of such termination. Mr. Campbell shall also be entitled to receive (i) payment for accrued and unpaid vacation pay and (ii) all bonuses that have accrued during the term, but have not been paid. Additionally, any non-vested options held by Mr. Campbell shall vest immediately. If the agreement is terminated with cause or if Mr. Campbell terminates it without Good Reason then Mr. Campbell shall cease to accrue salary, personal time off, benefits and other compensation on the date of such termination.  If Mr. Campbell’s employment is terminated or his position significantly changed or salary decreased as a result of the acquisition of the Company, Mr. Campbell shall be entitled to severance equal to the amount he would have been due if he had been terminated without cause.

Effective as of June 1, 2011, the Company and Andrew G. Sculley entered into an executive employment agreement (the “Employment Agreement”) pursuant to which Mr. Sculley will continue serving as the Company’s President and Chief Executive Officer until December 31, 2013 unless the contract is terminated sooner pursuant to its terms.  Under the Employment Agreement, Mr. Sculley is paid an annual base salary of $384,000.  Pursuant to the Employment Agreement, the Company agreed to use reasonable efforts to submit a proposal to its stockholders at its next annual meeting relating to the approval of a new incentive stock plan (“Plan”)  and to grant Mr. Sculley stock options (the “Options”) and/or restricted shares of the Company’s Common Stock, valued at $400,000 (based on a Black Scholes valuation method for the Options and the market price on the day of the grant for the restricted stock), within ten days of the annual meeting, provided the Plan was approved.  On November 3, 2011, Mr. Sculley was granted 188,333 options at $4.03 per share, of which (i) 1/3 shall vest on the 1st annual anniversary of the Employment Agreement, (ii) 1/3 shall vest on the 2nd annual anniversary of the Employment Agreement and (iii) 1/3 shall vest on December 31, 2013.

Pursuant to the Employment Agreement, Mr. Sculley’s employment may be terminated by the Company with or without cause and he may terminate his employment for Good Reason (as defined in the Employment Agreement) and such other reasons set forth in the Employment Agreement.  If Mr. Sculley’s employment agreement is terminated without cause or if he terminates it for Good Reason, then  Mr. Sculley, at the Company’s sole discretion,  shall  be entitled to the lesser of (i) the total amount of his base salary that remains unpaid under the Employment Agreement, which shall be paid monthly or (ii)  monthly salary payments for twelve (12) months, based on his  monthly rate of base salary at the date of such termination, provided, however in lieu of the aforementioned monthly payments, the Company may in its sole discretion pay such payments in a lump-sum.  Mr. Sculley shall also be entitled to receive (i) payment for accrued and unpaid vacation pay and (ii) all bonuses that have accrued during the term of the Employment Agreement, but have not been paid. Additionally, any non-vested options held by Mr. Sculley shall vest immediately.  If the Employment Agreement is terminated with cause or if Mr. Sculley terminates it without Good Reason then Mr. Sculley shall cease to accrue salary, personal time off, benefits and other compensation on the date of such termination.

Effective March 21, 2011, the Company signed an executive employment agreement (the “Employment Agreement”) with Jerry Carollo to serve as the Company’s Senior Vice President Business Development until March 21, 2014 unless the contract is terminated sooner pursuant to its terms.  Pursuant to the Employment Agreement, Mr. Carollo is paid a base salary of $270,000 and was granted 100,000 options which are exercisable at $6.89 per share, the market price on the date of the grant, of which one third will vest annually on the subsequent three anniversary dates. If Mr. Carollo voluntarily terminates his employment with the Company, other than for Good Reason as defined in the Employment Agreement, he shall cease to accrue salary, personal time off, benefits and other compensation on the date of voluntary termination.  The Company may terminate Mr. Carollo’s employment with or without cause.  If the Company terminates without cause, Mr. Carollo will be entitled to the lesser of (i) the total amount of base salary that remains unpaid under the Employment Agreement which shall be paid monthly or (ii) monthly salary payments for twelve (12) months, based on his monthly rate of base salary at the date of such termination, or in lieu of the aforementioned monthly payments, the Company may in its sole discretion pay such payments in a lump- sum. Mr. Carollo shall also be entitled to receive (i) payment for accrued and unpaid vacation pay and (ii) all bonuses that have accrued during the term of the Employment Agreement, but not been paid.   All non-vested options shall vest immediately.

Transactions with Related Persons

At no time during the last two fiscal years has any executive officer, director or any member of these individuals’ immediate families, any corporation or organization with whom any of these individuals is an affiliate or any trust or estate in which any of these individuals serves as a trustee or in a similar capacity or has a substantial beneficial interest been indebted to the Company or been involved in any transaction in which the amount exceeded $120,000 and such person had a direct or indirect material interest.

Procedures for Approval of Related Party Transactions

Our Board of Directors is charged with reviewing and approving all potential related party transactions.  All such related party transactions must then be reported to the extent required under applicable SEC rules. We have not adopted other procedures for review, or standards for approval, of such transactions, but instead review them on a case-by-case basis.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of the issued and outstanding shares of eMagin common stock to file reports of initial ownership of common stock and other equity securities and subsequent changes in that ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2012 all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with except as noted below:

Form 4’s were filed late for Messrs. Polgar, Cronson, Seay, Ghosh and Campbell and Dr. Wittels. A Form 3 was filed late for Mr. Brody.

ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL NO. 1

PROPOSAL FOR ELECTION OF EIGHT DIRECTORS

At this year’s Annual Meeting, the Board of Directors proposes that the nominees listed below be elected to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. All of the nominees are currently serving as directors.  All nominees have consented to being named in this Proxy Statement and to serve if elected.

Assuming a quorum is present, the eight nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Unless marked otherwise, proxies received will be voted "FOR" the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

Listed below are the nominees for election to our Board with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees.

Name	Age	Position
Christopher Brody	44	Director
Claude Charles	76	Director
Paul Cronson	56	Director
Irwin Engelman	78	Director
Leslie G. Polgar	69	Director
Andrew G. Sculley	62	Director
Stephen Seay	66	Director
Jill J. Wittels	63	Director

Christopher Brody	Director since 2012
Since February of 2012, Mr. Brody has served as the President and Managing Director of Stillwater LLC and as the Vice President of Stillwater Trust LLC.  Both Stillwater LLC and Stillwater Trust LLC are affiliates of Stillwater Holdings LLC, our stockholder.  From 2008 to 2011, Mr. Brody was the Chief Investment Officer of BAWAG P.S.K. Bank Fur Arbeit und Wirtschaft Und Osterreichische Sparkasse Aktiengesellschaft, a large Austrian commercial bank, and as a member of the management committee of its stockholder, BAWAG Holdings GmbH.  He continues to serve on the boards of both companies.  From 2001 to 2008, he served as Managing Director of Cerberus Capital Management L.P. an alternate asset hedge fund.  He previously served on the boards of Scottish Re Group LTD (NYSE traded), and numerous other boards of private companies in the portfolio of Cerberus Capital Management L.P.  Mr. Brody holds a B.A. from Brandeis University.   Mr. Brody’s U.S. and international business and financial knowledge and experience led the Governance and Nominating Committee to the conclusion that he should serve on the Board of Directors, given the Company’s business and structure.

Claude Charles	Director since 2000
Claude Charles has served as a director since April of 2000.  Mr. Charles has served as President of Azur Capital Limited since 1999 providing strategic financial and international business advice to companies.  During 2005 and 2006, Mr. Charles served on the audit committee and was lead independent non-executive director on the Board of Pacific Internet Inc., Singapore (listed on NASDAQ during Mr. Charles’ service).  From 1996 to 1998 Mr. Charles was Executive Chairman of Equinox Group Holdings.  Prior to 1996, Mr. Charles also served as a Board Director and in senior executive positions at SG Warburg and Co. Ltd. (London), Peregrine Investment Holding (Hong Kong), Trident International Finance Ltd. (Hong Kong), and Dow Banking Corporation (Zurich and London).  Mr. Charles holds a B.S. in economics from the Wharton School at the University of Pennsylvania and a M.S. in international finance from Columbia University.  Mr. Charles’s U.S. and international business and financial knowledge and experience led the Governance and Nominating Committee to the conclusion that he should serve on the Board of Directors, given the Company’s business and structure.

Paul Cronson	Director since 2003
Paul Cronson has served as a director since July of 2003.  Mr. Cronson is Managing Director of Larkspur Capital Corporation, which he co-founded in 1992.  Larkspur is a broker dealer that is a member of FINRA and advises companies seeking private equity or debt.  Mr. Cronson's career in finance began in 1979 at Laidlaw, Adams Peck where he worked in asset management and corporate finance.  From 1983 to 1985, Mr. Cronson worked with Samuel Montagu Co., Inc. in London, where he marketed eurobond issuers and structured transactions.  Subsequently from 1985 to 1987, he was employed by Chase Investment Bank Ltd., where he structured international debt securities and he developed synthetic asset products using derivatives.  Returning to the U.S., he joined Peter Sharp Co., where he managed a real estate portfolio, structured financings and assisted with capital market investments until 1992.  Mr. Cronson received his BA from Columbia College in 1979, and his MBA from Columbia College in 1982.  He is on the Board of the Evelyn Sharp Foundation in New York, a private foundation supporting various not for profit endeavors.  Mr. Cronson’s business management and financial experience and knowledge led the Governance and Nominating Committee to the conclusion that he should serve on the Board of Directors, given the Company’s business and structure.

Irwin Engelman	Director since 2005
Irwin Engelman has served as a director since May of 2005 and served as Non-Executive Interim Chairman from November 2010 to August 2011.  He is currently a consultant to various industrial companies.  Mr. Engelman became a member of the Board of Directors and Chairman of the Audit Committee of Oaktree Finance Corp. in 2011 and served until 2012.  He has served as a director of WellGenCorp., a neutrogenic products and technology company for the past twelve years.  Mr. Engelman was a director of Sanford C. Bernstein Mutual Funds, a publicly-traded company, and chairman of its audit committee, from 2000 to 2010.  From November 1999 until April 2002, he served as Executive Vice President and Chief Financial Officer of YouthStream Media Networks, Inc., a media and retailing company serving high school and college markets.  From 1992 until April 1999, he served as Executive Vice President and Chief Financial Officer of MacAndrews and Forbes Holdings, Inc., a privately-held financial holding company.  From November 1998 until April 1999, he also served as Vice Chairman, Chief Administrative Officer and a director of Revlon, Inc., a publicly-traded consumer products company.  From 1978 until 1992, he served as an executive officer of various public companies including International Specialty Products, Inc. (a subsidiary of GAF Holdings Inc.), CitiTrust Bancorporation, General Foods Corporation and The Singer Company.  Mr. Engelman received a BBA in Accounting from Baruch College in 1955 and a Juris Doctorate from Brooklyn Law School in 1961.  He was admitted to practice law in the State of New York in 1962.  In addition, he was licensed as a CPA in the State of New Jersey in 1966.  Mr. Engelman’s experience as a director of public companies, as well as his accounting and financial experience and knowledge, led the Governance and Nominating Committee to the conclusion that Mr. Engelman should serve on the Board of Directors, given the Company’s business and structure.

Leslie G. Polgar	Director since 2010
Dr. Leslie G. Polgar has served as a director since November of 2010.  Mr. Polgar has been founder and executive officer of Talpra Consulting, since 1994, where he serves as a consultant to investors and technology companies.  From 2005 to 2007 Dr. Polgar was chief executive officer and a member of the board of directors of Forth Dimension Displays Ltd. in Dalgety Bay, Scotland.  From 2000 to 2003, Dr. Polgar was the founder and president of Eastman Kodak’s Display Products, where he led the successful commercialization of the world’s first full color organic light emitting diode display (OLED).  Since 2008, Dr. Polgar has taught the capstone Entrepreneurship and Business Development course in the MBA program at St. Mary’s College of California.  Dr. Polgar has been active as judge or mentor for the UC Berkeley’s Haas School of Business since 1999.  Dr. Polgar’s board experience includes: Shotgun Players Theater Company (non-profit, US) and for-profits Interschola (US), Forth Dimension Displays (UK), SK Display (Japan), Bertram Labs/Chemetall GmbH (US-Germany), and Chemical Suppliers Inc. (US).  Dr. Polgar earned an MBA (U. of Connecticut), a PhD and MS in physics (Carnegie Mellon University) and a BS in physics/math (U. of Michigan).   Dr. Polgar’s scientific and technical knowledge and his experience in the industry led the Governance and Nominating Committee to the conclusion that he should serve on the Board of Directors, given the Company’s business and structure.

Andrew G. Sculley	Director since 2009
Andrew G. Sculley became the Company’s Chief Executive Officer and President on June 1, 2008 and was appointed to the Board of Directors on November 2, 2009.  Mr. Sculley served as the General Manager of Kodak’s OLED systems Business Unit and Vice President of Kodak’s Display Business from 2004 to 2008.  From 2003 to 2006, he served on the Board of Directors of SK Display, a joint venture between Sanyo and Kodak.  From 1996 to 2001 Mr. Sculley served as the Manager of Operations, CFO and member of the Board of Directors of Kodak Japan Ltd., where he managed Distribution, Information Technologies, Legal, Purchasing and Finance. Previously, he held positions in strategic planning and finance in Eastman Kodak Company.  Mr. Sculley holds an MBA from Carnegie-Mellon University and an MS in physics from Cornell University.  He attended Harvard University’s International Senior Management Program while an executive at Kodak.  Mr. Sculley’s experience as the Company’s Chief Executive Officer and technical and business management experience at Kodak’s Display Business, SK Display and Kodak Japan Ltd., led the Governance and Nominating Committee to the conclusion that Mr. Sculley should serve on the Board of Directors, given the Company’s business and structure.

Stephen Seay	Director since 2006
             Brig. General Stephen Seay (U.S. Army, Ret.) has served as a director since January 2006.  Brig. General Seay founded Seay Business Solutions, LLC, a Florida veteran owned small business, in 2006.  Brig. General Seay provides expertise in high technology operational modeling, simulation, education and training, mission command, cyber operations, strategic planning, resource management/allocation, operations research and system life cycle planning, programming, execution, and sustainment.  He held a wide variety of command and staff positions during his thirty-three year Army career, culminating as the Commanding General, Joint Contracting Command-Iraq/Head of Contracting Authority, Operation Iraqi Freedom (2004-2005) and Program Executive Officer, Simulation, Training and Instrumentation (PEO STRI) from 2000-2005.  He performs corporate and independent director responsibilities as a member of audit, compensation, finance, governance and executive committees.  He is an Associate in The Spectrum Group, Alexandria, Virginia and CMA & Associates, Virginia Beach, Virginia.  He is President of the Central Florida Veterans Memorial Park Foundation, Orlando, Florida (honoring fallen veterans).  He serves on the Board of Directors and as Secretary for Kid’s House of Seminole County, Florida (children’s advocacy), Orlando Science Center, Orlando, Florida (STEM) and on the Board of Advisors, ADS Tactical Corporation, Virginia Beach, Virginia (force provider).  Brig. General Seay holds a Bachelor of Science degree from the University of New Hampshire and a Master of Science degree from the North Carolina State University.  Brig. General Seay’s Army operational experience and understanding of high technology devices, optics and digital displays, his business knowledge and experience in transitioning emerging technology into practical applications led the Governance and Nominating Committee to the conclusion that he should serve on the Board of Directors, given the Company’s business and structure.

Jill J. Wittels	Director since August, 2011
Dr. Wittels has served as a director and Chair of the Board since August, 2011.  She served on the Company’s Board previously from 2003 to 2006.  From 2001 until July, 2011, Dr. Wittels was Corporate Vice President, Business and Technology Strategy of L-3 Communications.  Her responsibilities at L-3 included strategies for growth, oversight of R&D, diligence support for M&A, and cross-company business development coordination.  From 1979 to 2001 she held a variety of positions with BAE Systems, including Vice President and General Manager, Acting President and Vice President of Engineering.   She served on the board of Innovative Micro Technology, Inc. from 2002 through July 2011, and from June 1995 through June 2011 on the Board of the Fermi National Accelerator Laboratory, a laboratory of the U.S. Department of Energy Office of High Energy Physics.  She also served on the board of Millivision, Inc. from 2002 to 2006.  Dr. Wittels holds a BS and a PhD in Physics, both from the Massachusetts Institute of Technology.  Dr. Wittels’ business management experience, her scientific knowledge, her knowledge of the Company, and her experience in developing strategy and strategic alliances led the Governance and Nominating Committee to the conclusion that she should serve on the board of directors, given the Company’s business and structure.

Required Vote

The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders, who are entitled to vote, present in person or represented by Proxy at the Annual Meeting, which will be the nominees receiving the largest number of votes, which may or may not constitute less than a majority.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES DESCRIBED ABOVE.

 PROPOSAL NO. 2:

APPROVAL OF THE EMAGIN CORPORATION 2013 INCENTIVE STOCK PLAN

At the Annual Meeting, the Company's stockholders are being asked to approve the eMagin Corporation 2013 Incentive Stock Plan (the "Plan"). The following is a summary of principal features of the Plan. The summary, however, does not purport to be a complete description of all the provisions of the Plan. A copy of the Plan is attached hereto as Appendix A.

General

The Board of Directors has reserved  One Million Five Hundred Thousand (1,500,000) shares of the issued and outstanding shares of Common Stock for issuance under the Plan together with all of the Company’s other previously established stock option plans or grants.

As used below, “Options” shall mean either an Incentive Stock Option, in accordance with Section 422 of the Internal Revenue Code of 1986 (the “Code”), as amended, or an option designated as a “nonstatutory option”.

Administration

The Plan, when approved, will be administered by the Company's Board of Directors, provided however the Board may delegate such administration to the Compensation Committee or such other committee of the Board as the Board shall designate to administer the Plan, as the Board of Directors may be composed from time to time. All questions of interpretation of the Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Eligibility

Under the Plan, Options and stock awards may be granted to employees, officers, directors or consultants of the Company or any of its subsidiaries.

Terms of Options

The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a)	PURCHASE PRICE. The purchase price of the Common Shares subject to each Option shall not be less than the fair market value (as set forth in the Plan).

(b)
VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors or the Compensation Committee, in its discretion, at the time such Option is granted.

(c)
EXPIRATION. Unless the Board or the committee administering the Plan shall determine otherwise, any Option granted to an employee of the company shall become exercisable over a period of no longer than five years and no less than twenty percent of the shares covered thereby shall become exercisable annually. In no event shall any Option be exercisable after the expiration of ten years from the date it is granted and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of five (5) years from the date of the Option.

(d)	TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution.

(e)
OPTION ADJUSTMENTS. Subject to any required action of shareholders, the number of shares of stock covered by each outstanding Option, and the exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been " effected without receipt of consideration " by the Company.

Terms of Stock Grants

All or part of any stock award under the Plan may be subject to conditions established by the Board or the committee administering the plan, and set forth in a stock award agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance, in which case it may be referred to as “restricted stock”.  Such awards may be based on fair market value or other specified valuation. All stock awards will be made pursuant to the execution of a stock award agreement in such form and substance as the Board or committee administering the plan shall from time to time approve.

Federal Income Tax Consequences of Issuance and Exercise of Options

The following is a summary of the principal U.S. federal income tax consequences generally applicable to option awards under the Plan. This summary does not purport to consider all of the possible U.S. federal tax consequences of the awards and is not intended to reflect the particular tax position of any award recipient. This summary is based upon the U.S. federal tax laws and regulations now in effect and as currently interpreted and does not take into account possible changes in such tax laws or such interpretations, any of which may be applied retroactively. Award recipients are strongly advised to consult their own tax advisors for additional information.

Grant of an Option. The grant of an option is not expected to result in any taxable income for the recipient as of the date of the grant, except that in the event non-statutory options are granted with an exercise price lower than the then-current fair market value of the Common Stock, the difference between the exercise price and the then-current fair market value may be treated as deferred compensation income recognized as of the date the non-statutory options are granted.

Exercise of Incentive Stock Option. The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that a tax liability may arise pursuant to the alternative minimum tax), and the Company will not be entitled to a tax deduction.

Exercise of Nonqualified Stock Option. Generally, subject to Code Section 409A, upon exercising a nonqualified stock option, the award recipient must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price. The income will be treated as compensation income subject to payroll and withholding tax obligations. The Company would be entitled to a compensation deduction in the amount of income recognized by the award recipient.

Disposition of Shares Acquired Through an Option. The tax consequence to a holder of an option upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an incentive stock option or by exercising a nonqualified stock option.

Generally, the disposition of shares which were acquired by exercise of an incentive stock option will be taxable as long-term capital gain or loss if the award recipient disposes of the shares more than two years after the option was granted and at least one year after exercising the option. If the award recipient fails to satisfy the holding period requirements for treatment as an incentive stock option, a disposition will result in any gain being treated as compensation income subject to ordinary tax rates. If the award recipient is still an employee of the Company at the time of the disposition, the amount of gain treated as compensation will also be subject to payroll and withholding taxes.

If an award recipient disposes of shares acquired through the exercise of a nonqualified option, any gain or loss will be treated as a capital gain or loss. To the extent such shares have been held for at least one year after exercise of the nonqualified option, the gain or loss will be treated as long-term capital gain or loss.

Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option, except that the Company may be entitled to a tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

The grant by the Board of other stock-based awards may have varying tax consequences to award recipients. Grants made pursuant to the Plan may be subject to Code Section 409A and plan administration may have to conform to Code Section 409A. Failure to comply with Code Section 409A, if applicable, will result in acceleration of income and imposition of penalties and interest to award recipients.

Application of Section 16 of the Securities Exchange Act of 1934. Special rules may apply in the case of individuals subject to Section 16 of the Securities Exchange Act of 1934, as amended. In particular, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of a stock option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, are determined as of the end of such period.

Delivery of Shares to Satisfy Tax Obligation. Under the Plan, participants may deliver shares of Common Stock (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the option) to the Company to satisfy federal and state tax obligations unless the Board provides to the contrary in the award agreement.

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the Plan by an affiliate may be reoffered or resold in the United States only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

Equity Compensation Plan Information

The following table sets forth the aggregate information of our equity compensation plans in effect as of December 31, 2012:

Plan	Number of securities to be issued upon exercise of outstanding options and rights	Weighted-average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column
Equity compensation plans approved by security holders – 2011 Incentive Stock Plan	1,260,068	$3.70	139,932
Equity compensation plans approved by security holders – Amended and Restated 2003 Employee Stock Option Plan	2,648,350	$4.18	1,316,953
Equity compensation plans not approved by security holders – 2008 Incentive Stock Plan	777,014	$2.81	19,778
Totals	4,685,432		1,476,663

Required Vote

Approval of the Plan requires the receipt of the affirmative vote of a majority of the shares of the Company's common stock and Series B Preferred Stock (on an as converted basis with the Common stock) present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE EMAGIN CORPORATION 2013 INCENTIVE STOCK PLAN.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

McGladrey, LLP (“McGladrey”), our independent auditors, audited our financial statements for the 2012 fiscal year. The Audit Committee selected McGladrey as the independent auditors of the Company for the fiscal year ending December 31, 2013. Representatives of McGladrey are not expected to attend the 2013 Annual Meeting of Stockholders. McGladrey was first engaged by us on June 15, 2011.

On June 13, 2011, eMagin Corporation dismissed EisnerAmper LLP (“EisnerAmper”) as its independent registered public accounting firm.  The decision to dismiss EisnerAmper was approved by the Audit Committee of the Company’s Board of Directors.  The decision was based on a desire to significantly reduce the Company’s audit fees and to retain a firm with an office located in the same region of the country as the Company’s executive offices.  Representatives of EisnerAmper are not expected to attend the 2013 Annual Meeting of Stockholders.

EisnerAmper’s audit reports on the Company’s financial statements for the fiscal years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the Company’s 2009 and 2010 fiscal years and in the subsequent interim period from January  1, 2011 through June 13, 2011, there were (i) no disagreements between the Company and EisnerAmper on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EisnerAmper, would have caused EisnerAmper to make reference to the subject matter of the disagreements in their reports on the financial statements for such years, and (ii) no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K.)  The Company provided EisnerAmper with a copy of this disclosure and requested that EisnerAmper furnish it with a letter addressed to the SEC stating whether or not EisnerAmper agrees with the above statements. That letter is attached as exhibit 16.1 to our current report on Form 8-K filed on June 15, 2011.

During the years ended December 31, 2012 and 2011, neither the Company nor anyone acting on its behalf consulted with McGladrey regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K, nor did McGladrey receive any fees for any services during that time period.

Audit Fees

McGladrey served as eMagin’s independent auditors for the years ended December 31, 2011 and 2012.  For the years ended December 31, 2011 and 2012, the fees for audit services associated with the annual audit and review of the Company’s quarterly reports on Form 10-Q totaled approximately $166,000 and $155,000, respectively.

Tax Fees

No fees were billed for the years ended December 31, 2011 and 2012 for professional services rendered by McGladrey for tax compliance, tax advice, and tax planning.

All Other Fees

For the years ended December 31, 2011 and 2012, fees related to audit services related to the Company’s statutory and regulatory filings totaled approximately $64,000 and $9,000, respectively, from McGladrey.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services performed by the Company’s auditor and the fees to be paid in connection with such services in order to assure that the provision of such services does not impair the auditor’s independence.

 Required Vote

The ratification of the appointment of the Company's independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company's common stock and Series B Preferred Stock (on an as converted basis with the Common stock) present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF APPOINTMENT OF MCGLADREY, LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2013.

PROPOSAL NO. 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named above in the Summary Compensation Table (the “named executive officers”). The Company has disclosed the compensation of the named executive officers pursuant to rules adopted by the SEC.

Please read the “Compensation Discussion and Analysis” beginning on page 16 for additional details about our executive compensation program, including information about the fiscal year 2012 compensation of our named executive officers. We believe that our compensation policies for the named executive officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholder vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity to approve or not approve the compensation of the named executive officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

“RESOLVED, that that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s 2013 Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 3 will not be construed: (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the named executive officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

Required Vote

           Adoption of the resolution requires the receipt of the affirmative vote of a majority of the shares of the Company's common stock and Series B Preferred Stock (on an as converted basis with the common stock) present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 4:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE COMPENSATION DISCLOSED IN THIS PROXY STATEMENT OF THE COMPANY’S EXECUTIVE OFFICERS WHO ARE NAMED IN THIS PROXY STATEMENT’S SUMMARY COMPENSATION TABLE.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy, or their substitutes, will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Annual Reports on Form 10-K

Additional copies of eMagin's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 may be obtained without charge by writing to the Corporate Secretary, eMagin Corporation, 3006 Northup Way, Suite 103, Bellevue, WA 98004.  eMagin's Annual Report on Form 10-K can also be found on eMagin's website: www.eMagin.com.

Stockholders Proposals for the 2014 Annual Meeting.

Proposals by any stockholder intended to be presented at the next Annual Meeting of Stockholders must be received by the Company for inclusion in material relating to such meeting not later than November 30, 2013.

Any stockholder who wishes to present proposals for inclusion in the Company’s proxy materials for the 2014 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the stockholder proposals must be received by our Corporate Secretary at our principal executive office on or before November 30, 2013. Such proposal must also meet the other requirements of the rules of the SEC relating to stockholders’ proposals.

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of the Notice, the Proxy Statement, the Proxy card and establishment of the Internet site hosting the proxy material.  Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.
By Order of the Board of Directors,

/s/ Jill J. Wittels
Jill J. Wittels
Chair of the Board of Directors

PROXY

eMAGIN CORPORATION

PROXY FOR ANNUAL MEETING TO BE HELD ON MAY 17, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder hereby appoints Andrew Sculley and Paul Campbell or either of them (each with full power to act alone), as attorneys and proxies for the undersigned, with the power to appoint his or her substitute, to represent and to vote all the shares of common stock or Series B Convertible Preferred Stock of eMagin Corporation (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Floor, New York, New York 10006 on Friday, May 17, 2013, at 10:00 a.m., Eastern Time, and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the Proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed on the reverse side by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the named nominees as directors, FOR Proposals 2, 3 and 4.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(IMPORTANT--This Proxy must be signed and dated on the reverse side.)

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 17, 2013

The proxy statement and our 2012 Annual Report on Form 10-K to Stockholders are available at http://www.viewproxy.com/emagin/2013

The Board of Directors recommends a vote FOR the election of the named nominees as directors, FOR Proposals 2, 3 and 4. 1. Election of Directors	Please mark your votes like this	☒

NOMINEES:	01) Christopher Brody	FOR	☐	WITHHOLD	☐

	02) Claude Charles	FOR	☐	WITHHOLD	☐	2. Proposal to approve the Company’s 2013 Incentive Stock Plan.
☐ FOR ☐ AGAINST ☐ ABSTAIN
	03) Paul Cronson	FOR	☐	WITHHOLD	☐
3. Proposal to ratify McGladrey, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2013.
	04) Irwin Engelman	FOR	☐	WITHHOLD	☐	☐ FOR ☐ AGAINST ☐ ABSTAIN

	05) Leslie G. Polgar	FOR	☐	WITHHOLD	☐	4. To recommend, by non-binding vote, the approval of the compensation disclosed in the Proxy Statement of the Company’s executive officers, who are named in the Summary Compensation Table.
☐ FOR ☐ AGAINST ☐ ABSTAIN
	06) Andrew G. Sculley	FOR	☐	WITHHOLD	☐

	07) Brig. General Stephen Seay	FOR	☐	WITHHOLD	☐

	08) Jill J. Wittels	FOR	☐	WITHHOLD	☐

I plan on attending the meeting  ☐

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date:

Signature

Signature (if held jointly)

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

As a shareholder of eMagin Corporation, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 16, 2013.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE
Vote Your Proxy by Phone: Call
1 (888) 693-8683
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.
MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

Appendix A

eMAGIN CORPORATION 2013 Incentive Stock Plan

This EMAGIN CORPORATION 2013 Incentive Stock Plan (the "Plan") is designed to retain directors, executives and selected employees and consultants and reward them for making major contributions to the success of the Company.  These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

1.	Definitions.

(a)	"Board" - The Board of Directors of the Company.

(b)	"Code" - The Internal Revenue Code of 1986, as amended from time to time.

(c)
"Committee" - The Compensation Committee of the Company's Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board all of whom are disinterested persons, as contemplated by Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(d)	"Company" – EMAGIN CORPORATION and its subsidiaries including subsidiaries of subsidiaries.

(e)	"Exchange Act" - The Securities Exchange Act of 1934, as amended from time to time.

(f)	"Fair Market Value" - The fair market value of the Company's issued and outstanding Stock as determined in good faith by the Board or Committee.

(g)
"Grant" - The grant of any form of stock option, stock award, or stock purchase offer, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

(h)	"Grant Agreement" - An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

(i)
"Option" - Either an Incentive Stock Option, in accordance with Section 422 of Code, or a Nonstatutory Option, to purchase the Company's Stock that may be awarded to a Participant under the Plan. A Participant who receives an award of an Option shall be referred to as an "Optionee."

(j)	"Participant" - A director, officer, employee or consultant of the Company to whom an Award has been made under the Plan.

(k)	"Securities Act" - The Securities Act of 1933, as amended from time to time.

(l)	"Stock" - Authorized and issued or unissued shares of common stock of the Company.

(m)	"Stock Award" - A Grant made under the Plan in stock or denominated in units of stock for which the Participant is not obligated to pay additional consideration.

(n)
"Termination for Cause" – Termination for Cause shall consist of any of the following:  (a)  willful, deliberate, and persistent failure by a Participant to reasonably perform their duties and obligations to the Company which are not remedied in a 30 day period of time after receipt of written notice from the Company; (b) an act or acts of dishonesty undertaken by Participant resulting in substantial personal gain by the Participant at the expense of the Company; (c) material breach of a fiduciary or contractual duty to the Company; (d) conviction of a felony, or (e) commission of an act that results in material long term harm to the goodwill or reputation of the Company, provided, however, in the event that Termination for Cause is defined in any other binding agreement between the Participant and the Company, Termination for Cause shall be defined as defined in such agreement.

2.
Administration.  The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code, or Nonstatutory Options or Stock Awards; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan's administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder. As permitted by applicable law, rules and regulations, the Board and/or the Committee may delegate to one or more executive officers the authority to grant Stock Awards or Options, and/or administer the Plan or any aspect of it provided, however, that only the Board or Committee may grant Options or Stock Awards to officers or directors that are exempt from Section 16(b) of the Exchange Act.

3.	Eligibility.

(a)
General:  The persons who shall be eligible to receive Grants shall be directors, officers, employees or consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option. Any issuance of a Grant to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Exchange Act shall comply with the requirements of Rule 16b-3.

(b)
Incentive Stock Options:  Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company. Payment of a director's fee shall not be sufficient to constitute employment by the Company.

The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, with respect to shares of Stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.

(c)
Nonstatutory Option:  The provisions of the foregoing Section 3(b) shall not apply to any Option designated as a "Nonstatutory Option" or which sets forth the intention of the parties that the Option be a Nonstatutory Option.

4.	Stock.

(a)	Authorized Stock: Stock subject to Grants may be either unissued or reacquired Stock.

(b)
Number of Shares:  Subject to this Section and to adjustment as provided in Section 5(i) of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options, Stock Awards or purchased indirectly through exercise of Options granted under the Plan shall not exceed One Million Five Hundred Thousand  (1,500,000) shares.  If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

(c)
Reservation of Shares:  The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

(d)
Application of Funds: The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or rights under Stock Purchase Agreements will be used for general corporate purposes.

(e)	No Obligation to Exercise: The issuance of a Grant shall impose no obligation upon the Participant to exercise any rights under such Grant.

5.
Terms and Conditions of Options.  Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. Option agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

(a)	Number of Shares: Each Option shall state the number of shares to which it pertains.

(b)	Exercise Price: Each Option shall state the exercise price, which shall be determined as follows:

(i)
Any Incentive Stock Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company ("Ten Percent Holder") shall have an exercise price of no less than 110% of the Fair Market Value of the Stock as of the date of grant; and

(ii)
Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than 100% of the Fair Market Value of the Stock as of the date of grant.

For the purposes of this Section 5(b), the Fair Market Value shall be as determined by the Board or the Committee in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such Stock, the Fair Market Value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the or the OTC Bulletin Board) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

(c)
Medium and Time of Payment:  The exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Company. Should the Company's outstanding Stock be registered under Section 12(g) of the Exchange Act at the time the Option is exercised, then the exercise price may also be paid as follows:

(i)	RESERVED.

(ii)
through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

(d)
Term and Exercise of Options:  Unless the Board or the Committee shall determine otherwise, any Option granted to an employee of the Company shall become exercisable over a period of no longer than five (5) years, and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of five (5) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.

(e)
Termination of Status as Employee, Consultant or Director:  If Optionee's status as an employee shall terminate for any reason other than Optionee's disability or death, then Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Optionee's Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, not less than 30 days nor more than three (3) months after such termination (or, in the event of "Termination for Cause" the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option).

With respect to Nonstatutory Options granted to employees, directors or consultants, the Board or the Committee may specify such period for exercise, not less than 30 days nor more than three (3) months (except that in the case of "Termination for Cause" or removal of a director, unless the Board of the Committee shall specify otherwise, the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option), following termination of employment or services as the Board or the Committee deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without cause.

(f)
Disability of Optionee:  If an Optionee is disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the three (3) month period set forth in Section 5(e) shall be a period, as determined by the Board or the Committee and set forth in the Option, of not less than six months nor more than one year after such termination.

(g)
Death of Optionee:  If an Optionee dies while employed by, engaged as a consultant to, or serving as a Director of the Company, the portion of such Optionee's Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board or the Committee and set forth in the Option, of not less than six (6) months nor more than one (1) year after Optionee's death, which period shall not be more, in the case of a Nonstatutory Option, than the period for exercise following termination of employment or services, or (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee's death and not previously exercised by the Optionee.

(h)	Nontransferability of Option: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

(i)
Recapitalization:  Subject to any required action of shareholders, the number of shares of Stock covered by each outstanding Option, and the exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration" by the Company.

 In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), unless otherwise provided by the Board or the Committee, the Option shall terminate immediately prior to such date as is determined by the Board or the Committee, which date shall be no later than the consummation of such Reorganization.  In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board or the Committee may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board or the Committee pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Paragraph 5(d) of the Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action of shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.

In the event of a change in the Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board or the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section 5(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The Grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

(j)
Rights as a Shareholder:  An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 5(i) hereof.

(k)
Modification, Acceleration, Extension, and Renewal of Options:  Subject to the terms and conditions and within the limitations of the Plan, the Board or the Committee may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided, however, (i) such action is permissible under Section 422 of the Code and applicable state securities rules and (ii) in no event may any Option be amended, other than  pursuant to Section 5(i), to decrease the exercise price thereof,  to be cancelled in conjunction with the grant of any new Option with a lower exercise price, or otherwise be subject to an action that would be treated, for accounting purposes or under the rule of the applicable exchange, as a “repricing” of such Option, unless such amendment, cancellation or action is approved by the Company’s stockholders. Notwithstanding the provisions of this Section 5(k), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

(l)
Other Provisions:  The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange Act, applicable state securities rules, Delaware General Corporation Law, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.

6.	Stock Awards.

(a)	Types of Grants.

(i)
Stock Award.  All or part of any Stock Award under the Plan may be subject to conditions established by the Board or the Committee, and set forth in the Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation. All Stock Awards will be made pursuant to the execution of a Stock Award Agreement in such form and substance as the Board or Committee shall from time to time approve.

(b)
Conditions and Restrictions.  Shares of Stock which Participants may receive as a Stock Award under a Stock Award Agreement may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as "Restricted Stock". Further, with Board or Committee approval, Stock Awards may be deferred, either in the form of installments or a future lump sum distribution. The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of Section 6(c). Dividends or dividend equivalent rights may be extended to and made part of any Stock Award denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Board or Committee may establish.

(c)
Cancellation and Rescission of Grants.  Unless the Stock Award Agreement specifies otherwise, the Board or Committee, as applicable, may cancel any unexpired, unpaid, or deferred Grants at any time if the Participant is not in compliance with all other applicable provisions of the Stock Award Agreement, the Plan and with the following conditions:

(i)
A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Board or Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For Participants whose employment has terminated, the judgment of the chief executive officer shall be based on the Participant's position and responsibilities while employed by the Company, the Participant's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors and such other considerations as are deemed relevant given the applicable facts and circumstances.  A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than ten percent (10%) equity interest in the organization or business.

(ii)
A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material, as defined in the Company's Employee Innovation and Proprietary Information Agreement or similar agreement regarding confidential information and intellectual property, relating to the business of the Company (“Employee Innovation and Proprietary Information Agreement”), acquired by the Participant either during or after employment with the Company.

(iii)
A Participant, pursuant to the Company's Proprietary Information and Invention Agreement, shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

(iv)
Upon exercise, payment or delivery pursuant to a Grant, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with all of the provisions of this Section 6(c) prior to, or during the six months after, any exercise, payment or delivery pursuant to a Grant shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to a Grant. Such payment shall be made either in cash or by returning to the Company the number of shares of Stock that the Participant received in connection with the rescinded exercise, payment or delivery.

(d)	Nonassignability.

(i)
Except pursuant to Section 6(e)(iii) and except as set forth in Section 6(d)(ii), no Grant or any other benefit under the Plan shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it was granted.

(ii)
Where a Participant terminates employment and retains a Grant pursuant to Section 6(e)(ii) in order to assume a position with a governmental, charitable or educational institution, the Board or Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a "blind" trust), acceptable to the applicable governmental or institutional authorities, the Participant and the Board or Committee, to act on behalf of the Participant with regard to such Awards.

(e)
Termination of Employment.  If the employment or service to the Company of a Participant terminates, other than pursuant to any of the following provisions under this Section 6(e), all unexercised, deferred and unpaid Stock Awards shall be cancelled immediately, unless the Stock Award Agreement provides otherwise:

(i)
Retirement. When a Participant's employment terminates as a result of retirement, the Board or Committee may permit Stock Awards or Restricted Stock Purchase Offers to continue in effect beyond the date of retirement in accordance with the applicable Grant Agreement and the exercisability and vesting of any such Grants may be accelerated.

(ii)
Rights in the Best Interests of the Company.  When a Participant resigns from the Company and, in the judgment of the Board or Committee, the acceleration and/or continuation of outstanding Stock Awards would be in the best interests of the Company, the Board or Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Grants issued prior to such termination and (ii) permit the exercise, vesting and payment of such Grants for such period as may be set forth in the applicable Grant Agreement, subject to earlier cancellation pursuant to Section 6 or at such time as the Board or Committee shall deem the continuation of all or any part of the Participant's Grants are not in the Company's best interest.

(iii)	Death or Disability of a Participant.

(1)
In the event of a Participant's death, the Participant's estate or beneficiaries shall have a period up to the expiration date specified in the Grant Agreement within which to receive or exercise any outstanding Grant held by the Participant under such terms as may be specified in the applicable Grant Agreement. Rights to any such outstanding Grants shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Grants so passing shall be made at such times and in such manner as if the Participant were living.

(2)
In the event a Participant is deemed by the Board or Committee to be unable to perform his or her usual duties by reason of mental disorder or medical condition which does not result from facts which would be grounds for termination for cause, Grants and rights to any such Grants may be paid to or exercised by the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.

(3)
After the death or disability of a Participant, the Board or Committee may in its sole discretion at any time (1) terminate restrictions in Grant Agreements; (2) accelerate any or all installments and rights; and (3) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant's estate, beneficiaries or representative; notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Grant might ultimately have become payable to other beneficiaries.

(4)	In the event of uncertainty as to interpretation of or controversies concerning this Section 6, the determinations of the Board or Committee, as applicable, shall be binding and conclusive.

7.
Investment Intent.  All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Section 4(2) thereunder. Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

8.
Amendment, Modification, Suspension or Discontinuance of the Plan.  The Board the Committee may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option, or Stock Award outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for Incentive Stock Options and Nonstatutory Options and (iii) covered by outstanding Stock; (b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.

9.
Tax Withholding. The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Options, Stock Awards or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

10.
Availability of Information. During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.

11.
Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief personnel officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer.

12.
Indemnification. In addition to such other rights or indemnifications as they may have as directors or executive officers or otherwise, and to the extent allowed by applicable law, the members of the Board, the Committee and the Company’s executive officers may be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board, Committee member or executive officer  is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or proceeding the Board member or executive officer involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

13.
Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of Delaware and construed accordingly.

14.
Effective and Termination Dates. The Plan shall become effective on the date it is approved shareholders holding the requisite number of the Company’s voting securities required to approve this Plan under applicable NYSE MKT LLC rules and regulations. If the Plan is not approved by the holders of a majority of the shares of Stock within one (1) year from the date it is adopted and approved by the Board of Directors of the Company, all stock options granted hereunder shall be deemed non-statutory options. The Plan shall terminate ten years later, subject to earlier termination by the Board pursuant to Section 8.

The foregoing Incentive Stock Plan was duly adopted and became effective on ____ __, 2013

EMAGIN CORPORATION
a Delaware corporation

By:	/s/
Andrew Sculley
Its:	Chief Executive Officer